Rosetta Resources Inc.
Investor Presentation
August 2014
PERMIAN BASIN + EAGLE FORD

 Cautionary Statements

Test Future Growth Opportunities to Expand Inventory
 • Advancing delineation of Delaware Basin multi-stacked lateral potential
 • Refining and expanding testing of Upper Eagle Ford pilots
 • Assessing Gaines County acreage in Midland Basin
 • Pursuing new growth targets through bolt-on acquisitions in core areas

Successfully Execute Business Plan
 • Grow total production and liquids volumes while applying cross-basin knowledge
 • Continue to improve performance of drilling and completion operations
 • Maintain competitive overall cost structure and margins
 • Capture firm transportation and processing capacity

Maintain Financial Strength & Flexibility	• Actively manage strong balance sheet for optimum financial flexibility • Maintain adequate liquidity throughout cycles • Manage exposure to commodity price risk through prudent hedging program

Company Strategy - Key Elements

Rosetta Resources Overview
Permian
Gaines Co. ~13,000 net acres
Midland Basin - Exploratory
Reeves Co. ~47,000 net acres
Delaware Basin - Delineating
Permian
Eagle Ford
~60,000 net acres (100% operated)
Central Dimmit Co. Area
~8,500 net acres, Dimmit Co.
Tom Hanks
~3,500 net acres, LaSalle Co.
Lopez
~500 net acres,
Live Oak Co.
Karnes Trough
~1,900 net acres in oil window
Dewitt & Gonzales Co.
Briscoe Ranch
~3,600 net acres, Dimmit Co.
Encinal
~12,700 net acres, Webb & LaSalle Co.
Steiren Area
~2,500 net acres in oil window
Atascosa Co.
Gates Ranch
~26,200 net acres, Webb Co.
0
10
20
Miles
Market Summary (August 8, 2014 Close)	Ticker:	ROSE
	Market capitalization:	$3.2 billion
	Share price:	$52.28
	Enterprise value:	$5.0 billion
Note: Acreage numbers are rounded

Permian ~288 MMBoe
Strong Growth Track Record
Net Risked Resource Potential
(MMBoe)
Net Production
(MBoe/d)
68
74

*Post-Divestiture
Total Company
Estimate Range

2014 Capital Program - $1.2 Billion1

1. 2014 Guidance; Includes capitalized interest and other corporate costs; Excludes acquisition capital.
2. Drill & Complete includes well flow lines.
Other
7%
Permian Op
24%
Eagle Ford
66%
Other
7%
Central
Facilities
11%
Drill & Complete2
82%
Generate ~30% production growth over 2013
• Continued focus on oil and liquids-rich
 development
• Eagle Ford - Four to five rigs
 ▪ Drill ~90-95 and complete ~95-100 gross wells
• Permian Delaware Basin - Five to six rigs
 ▪ Drill ~48-52 and complete ~35-40 gross operated wells
 ▪ Primary focus shifts to 100% horizontal drilling by 2015
• Accelerate central facilities to support
 planned 2014 and 2015 well programs
Permian
Non-Op
3%

Total Company Inventory
+/- 1,500 net wells -- remaining as of 6/30/2014 (excluding Upper Eagle Ford & Gaines Co.)

Asset Name	Net acres	Wells completed by Rosetta	Wells awaiting completion	Well Spacing	Remaining net locations1	Avg Cost / Well $M (5000’ lateral)
Gates Ranch (100% WI / 75% NRI)	26,200	175 (includes 8 UEF)	33	55	264	$5.5 - $6.0
Briscoe Ranch (100% WI / 81.3% NRI)	3,600	29	4	50	39
Central Dimmit2 (100% WI / 75 - 77% NRI)	8,500	19	11	60	99
Tom Hanks (100% WI / 77% NRI)	3,500	15	1	50	40
Lopez (100% WI / 75% NRI)	500	3	-	50	5	$7.5 - $8.0
Steiren (Undelineated) (100% WI / 75 - 77% NRI)	2,500	-	-	50	24	$5.5 - $6.0
Encinal (100% WI / 75 - 77% NRI)	12,700	5	1	80	83	$6.0 - $6.5
Total Eagle Ford3 Inventory	57,500	246	50	50 - 80	554	$5.5 - $8.0
Permian 3rd Bone Spring Hz4	47,000 (Reeves Co)	-	1	80	237	$8.0 - $9.0
Permian WC ‘A’ Hz4		8	4	80	401
Permian WC ‘B’ Hz4		-	-	80	158
Permian WC ’C’ Hz4		1	-	80	105
Total Company Inventory	104,500	255	55	50 - 80	1,455	$5.5 - $9.0
1. Remaining net locations may vary based on changes in well lateral lengths
2. Central Dimmit includes L&E, Vivion and Light Ranch
3. Excludes producing areas in Karnes Trough that are fully developed (26 completions)
4. Horizontal operated and non-operated project count includes potential in multiple horizons (Wolfcamp A, B, C, and 3rd Bone Spring); assuming 660’ between laterals or 80-acre spacing

PERMIAN BASIN DIVISION

Permian Division - Reeves County
~47,000 net acres

2014 Activity Summary - 1st Six Mos.
Reeves County (Op)	Vertical	Horizontal	TOTAL
Wells Drilled by Rosetta	12	13	25
Wells Completed by Rosetta	17	7	24
Wells Placed on Production	16	7	23
Wells Drilled & Uncompleted	3	5	8
•Successfully completed five horizontal wells
testing WC ‘A’, & WC ‘C ’ in 2Q and one 3rd Bone
Spring hz well in early July; total average 7-day IP
~1,250 Boe/d
•Revised completion design, resulting in best well
results to date including a WC ‘A’ well 7-day IP
~2,000 Boe/d
•Produced 4.5 MBoe/d, an increase of five percent
versus first quarter despite no contribution from
newest horizontal well completions

Regional structure map of the Permian Basin
Modified by Beaubouef at al. (1999) from Wright. 1962 and Fitchen 1997
Permian Asset Potential
Stacked Zones Provide Collection of Horizontal Development Opportunities
Primary
Completion
Targets
In comparison, the lower Eagle
Ford reservoir thickness is
~100 feet at Gates Ranch
1,300’

Rosetta’s Reeves Co.
acreage position
Rosetta’s Gaines Co.
acreage position
(Exploratory)

Permian - Horizontal Development Plan 6/30/2014

Permian Asset Potential
Multiple Benches in Delineation Phase Across Rosetta’s Acreage

Reeves County Horizontal Delineation Program
Recent Well Performance Reflecting Enhanced Completion Design
	Early Design	New Design
Average Lateral Length	5,000’	5,000’
# of Stages	17	19
Spacing between stages	290’	260’
Proppant Type	Sand	Sand
Proppant per Stage, lbs	240,000	310,000
Proppant per Lateral Ft, lbs	830	1,200
• Addition of slickwater fluid component to activate natural features and increase fracture complexity
• Shorter stage spacing to create larger stimulated rock volume (SRV)
• Increased proppant volume to focus on creating larger SRV

Permian - Reeves County
Upper Wolfcamp Horizontal Type Curve (1/30/2014)

Months on Production
P50 Type Curve
Average Well Costs ($MM)	$8.5 ($8-$9 range)
30-Day IP Rate Boe/d (gross)	1,090
Composite EUR MBoe (gross)	550 (500-600 range)
% Oil	74%
% NGL	10%
*All production data normalized to 5,000' lateral length; well production data updated as of 8/8/2014.
Note: Rosetta reports reserves and production in 3-stream.
 Rosetta assumptions for gas shrink and NGL yield applied to offset operators’ 2-stream public data.
2Q WC ‘A’ Completions 30-Day Avg (BOEPD) Normalized to 5000’
Calamity Jane 22 1H	2,217
Black Jack 16 1H	1,623
Black Jack 16 3H	1,387
Black Jack 16 2H	1,456

SOUTH TEXAS DIVISION

South Texas Division - Eagle Ford

2014 Activity Summary - 1st Six Mos.
	Gates Ranch	Briscoe Ranch	Central Dimmit	Tom Hanks	Encinal	TOTAL
Wells Drilled by Rosetta	40	1	11	2	2	56
Wells Completed	35	13	7	11	1	67
Wells Placed on Production	31	13	7	11	1	63
Wells Drilled & Uncompleted	33	4	11	1	1	50
•Produced 57 MBoe/d, an increase of
21 percent from 2013 and 14 percent
versus first quarter
•Revised completion design resulting
in projected well cost savings of
~$500,000 per well
•Testing potential of Upper Eagle Ford
across multiple areas

Gates Ranch
~26,200 net acres in Webb County

Eagle Ford - Jun 30, 2014 Summary
Completions to date:	175 gross completions
Locations remaining:	264 net well locations1

Average2 Lower EF Well Characteristics
Well Costs:	$5.5 - $6.0 MM
Spacing:	55 acres (475 feet apart)
P50 Composite EUR:	1.67 MMBoe (0.7 - 2.7 range)
Condensate Yield:	55 Bbls/MMcf (30 - 80 range)
NGL Yield:	110 Bbls/MMcf
Shrinkage:	23%
1. Under current 55-acre spacing assumptions
2. Based on 5,000’ lateral length and 15-stage completion

Lower
Eagle Ford
Assumed
Drainage
+/- 150 ft
Upper
Eagle Ford
Assumed
Drainage
+/- 110 ft
Upper Eagle Ford Pilot Program
Pilot 4: East Gates Row 3 in Northern Webb County
BVP 51
BVP 52
BVP 53
BVP 54
BVP 50
Varied Targeted Landing
Depth
Varied Completion Designs

Central Dimmit County Area
~8,500 net acres located in Dimmit County

Jun 30, 2014 Summary
Completions to date:	19 gross completions
Locations remaining:	99 net well locations
Average Well Costs:	$5.5 - $6.0 MM

Lasseter & Eppright
Light Ranch
 2 completions

Vivion
3rd Upper
EF Pilot

Upper Eagle Ford Pilot Program
Pilot 3: L&E Asset in Central Dimmit County

	Past Design	New Design
Average Lateral Length	5,000’	5,000’
# of Stages	15	15
Spacing between stages	300	300
Proppant Type	Ceramic	Sand
Proppant per Stage, lbs	275,000	Up to 500,000
Proppant per Lateral Ft, lbs	825	1,500+
• Shifting focus of completion design with change in proppant
 ▪ Past Focus: Maximize conductivity
 ▪ New Focus: Maximize stimulated rock volume while obtaining necessary conductivity for optimum flow
• Replacing ceramic proppant with sand pumped in much larger volumes
 ▪ Analyzed performance of 12 Gates Ranch sand wells vs offsetting ceramic wells
• Change applies to Gates Ranch, Briscoe Ranch, L&E, Vivion and Tom Hanks

Eagle Ford Horizontal Program
Well Cost Guidance Reduced by $500M Reflecting Change in Completion Design

MARKETING AND FINANCIAL OVERVIEW

Gas Transportation Capacity
Firm gross wellhead transportation and processing
• 295 MMcf/d today, ramping up to 345 MMcf/d by year-end 2014
Six processing options - Gathering (Plant)
• Regency (Enterprise Plants)
• Energy Transfer “ETC” Dos Hermanas (Exxon King Ranch)
• Eagle Ford Gathering (Kinder Morgan Houston Central)
• ETC Rich Eagle Ford Mainline (LaGrange / Jackson / Kennedy)
Oil Transportation Capacity
Gates Ranch, Briscoe Ranch & Central Dimmit County
• Plains Crude Gathering - Firm gathering capacity of 25,000 Bbls/d to
 Gardendale hub with up to 60,000 Bbls storage; operating since April 2012
• All condensate is stabilized with distillation tower methodology
• Access to truck and rail loading and pipeline connections to the Gulf Coast
Eagle Ford Multiple Takeaway Options
Gates Ranch NGL
Breakdown June 2014

Gates Ranch
Condensate
Stabilization

Permian Basin Marketing
• Oil
 ▪ Currently trucked from leases
 ▪ Gathering options under evaluation
 ▪ Oil gravity averages 44 degrees and receives no gravity deducts
 ▪ New Permian takeaway pipelines on the way (Bridge Tex, PE2, Cactus)
 ▪ Short-term Midland-Cushing basis weakness should improve by early 4Q 2014
• Natural Gas
 ▪ Gas is rich and is processed at two plants
 ▪ Most leases under long-term gathering agreement
 ▪ Residue gas sales tied to Waha and Permian indices
• NGLs
 ▪ NGLs extracted under firm, multi-year gathering/processing agreements
 ▪ Combination of net proceeds and Mont Belvieu pricing

Commodity Derivatives Position - August 12, 2014
Hedged approximately 50% of 2014 equivalent production
$37.10
$83.33
X
$109.63
$93.13
$89.51
$90.28
$31.87

Liquid Derivatives
(Bbls/d)
Natural Gas Derivatives
(MMBtu/d x 1,000)

Debt and Capital Structure

($MM)
($MM)
Capital Structure
Debt Structure

Liquidity

• Adequate liquidity to fund 2014
  $1.2 billion capital program
• $950 million borrowing base
• $800 million committed amount
 ▪ No amounts outstanding
Total Liquidity
(Millions)

Investment Summary
• Drill-bit focused producer with core acreage positions in Eagle Ford and Permian Basin plays
• Attractive core Delaware Basin position gaining momentum
• Successful operator in the high-return Eagle Ford area, reducing well costs adding significant net asset value
• Large inventory of future growth opportunities with multiple stacked lateral potential
• Solid reputation of financial strength and business flexibility to support growth
Rosetta Resources - Growing Value in a Rock Solid Combination
PERMIAN BASIN + EAGLE FORD

APPENDIX

Attractive Well Economics (Typical Well)

Well Cost Performance - Permian Horizontals

Well Cost Performance - Gates Ranch
*Note: 2014 Current Estimate

Upper Eagle Ford Pilot Program
Future Plans are to pilot test the Upper Eagle Ford at North Gates & Brisco Ranch ...